Exhibit 1.01

CONFLICT MINERALS REPORT OF KIMBALL INTERNATIONAL, INC.
For the reporting period from January 1, 2020 to December 31, 2020
As used herein, the terms “Company,” “we,” “us,” or “our” refer to Kimball International, Inc., the Registrant, and certain of its subsidiaries.
This Conflict Minerals Report (the “Report”) of Kimball International, Inc. has been prepared pursuant to Rule 13p-1 and Form SD (the “Rule”) promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the reporting period January 1, 2020 to December 31, 2020. Numerous terms in this Report are defined in Rule 13p-1 and Form SD and the reader is referred to those sources and to 1934 Act Release No. 34-67716 (August 22, 2012) for such definitions. As permitted by Instruction (3) to Item 1.01 of Form SD, this Form SD and the Company’s Conflict Minerals Report exclude information regarding products of our subsidiary Poppin, Inc. and its subsidiaries, which were acquired on December 9, 2020.
The Rule requires disclosure of certain information when a company manufactures or contracts to manufacture products and the minerals specified in the Rule are necessary to the functionality or production of those products. The specified minerals, which we collectively refer to in this Report as the “Conflict Minerals”, are gold, columbite-tantalite (coltan), cassiterite and wolframite, including their derivatives, which are limited to tantalum, tin and tungsten. The “Covered Countries” for the purposes of the Rule and this Report are the Democratic Republic of the Congo(DRC), the Republic of the Congo, the Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, Zambia and Angola. As described in this Report, certain of our operations manufacture, or contract to manufacture, products, and the Conflict Minerals are necessary to the functionality or production of those products.
Pursuant to Securities and Exchange Commission (“SEC”) guidance issued April 29, 2014 and the SEC order issued May 2, 2014, we are not required to describe any of our products as “DRC conflict free” or “having not been found to be ‘DRC conflict free,’” and, therefore, we make no conclusion in this regard in this Report. Furthermore, given that we have not voluntarily elected to describe any of our products as “DRC conflict free,” an independent private sector audit of this Report has not been conducted.
Description of the Company's Products Covered by this Report
Kimball International provides furniture to create inspirational places for working, healing, learning, hospitality and home.
This Report relates to products: (i) for which Conflict Minerals are necessary to the functionality or production of that product; (ii) that were manufactured, or contracted to be manufactured, by the Company; and (iii) for which the manufacture was completed during calendar year 2020. The Company's products that contain Conflict Minerals and are covered by this Report are referred to collectively as the “Covered Products.” The Covered Products include the following:
•Casegoods, benching solutions, desks and tables
•Collaborative workstations and contemporary cubicle systems
•Seating
•Furniture accessories
Reasonable Country of Origin Inquiry
During calendar year 2020, we conducted a good faith, reasonable country of origin inquiry regarding the Conflict Minerals by submitting surveys to our direct suppliers who may contribute necessary Conflict Minerals for the Covered Products using the Responsible Minerals Initiative/Conflict Minerals Reporting Template. This good faith reasonable country of origin inquiry was designed to determine whether any of the Conflict Minerals originated from the Covered Countries and whether any of the Conflict Minerals may be from recycled or scrap sources.
Our reasonable country of origin inquiry included:
•Assessing our products to determine the list of Covered Products;
•Identifying our direct suppliers who may contribute necessary Conflict Minerals for the Covered Products;

•Conducting a supply-chain survey with those direct suppliers using the Responsible Minerals Initiative/Conflict Minerals Reporting Template to determine if the products purchased from them contain Conflict Minerals, and if so, identifying the smelters and refiners who contribute refined Conflict Minerals to our Covered Products; and
•Reviewing the supply-chain surveys received from direct suppliers.
The Company's Due Diligence Process
Kimball International has an internal Conflict Minerals compliance team including representatives from global procurement, manufacturing, and legal, with overall support from executive leaders. The compliance team has conducted internal training sessions as needed to educate internal personnel on the requirements of the Conflict Minerals regulations.
We have a Conflict Minerals policy which incorporates the standards and recognized due diligence framework set forth in the Organization for Economic Co-operation and Development (OECD) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas including related Supplements (“OECD Framework”). Our policy, which can be found on our Company website under the “Investor Relations” tab at www.kimballinternational.com/conflict-minerals, states that we are committed to ethical practices and compliance with all applicable laws and regulations. We encourage our suppliers to source materials from socially responsible sub-tier suppliers and manufacturers and to assist us in complying with the SEC regulations by providing chain of custody declarations to verify the origin of the Conflict Minerals contained in our products. Our policy further states that we will work with our suppliers and our customers (where the supply chain has been established by our customer) to seek remedies for non-compliance. We maintain internal non-compliance guidelines for addressing those suppliers who do not respond to our request for information.
Our supply chain with respect to the Covered Products is complex, and there are many third parties in the supply chain between the ultimate manufacture of the Covered Products and the original sources of Conflict Minerals. In this regard, we do not purchase Conflict Minerals directly from mines, smelters or refiners. We must therefore rely on our suppliers, many of whom are not obligated to file a Conflict Minerals report, to provide information regarding the origin of Conflict Minerals that are included in the Covered Products. Moreover, we believe that the smelters and refiners of the Conflict Minerals are best situated to identify the source of Conflict Minerals, and therefore have taken steps to identify the applicable smelters and refiners of Conflict Minerals in the Company's supply chain.
Due Diligence Measures
We exercised due diligence on the source and chain of custody of the Conflict Minerals. We strive to conform our due diligence measures to the OECD Framework for each of the Conflict Minerals, as follows:
Step 1: Establish strong company management systems
•Established a cross-functional Conflict Minerals team including representatives from global procurement, manufacturing, and legal;
•Adopted a conflict minerals policy statement that is published on our Company’s website;
•Communicated to and educated internal management and our suppliers about our Company’s Conflict Minerals policy and required supply chain due diligence; and
•Provided a reporting mechanism to enable reporting of concerns with the Company’s supply chain.
Step 2: Identify and assess risks in the supply chain
•Surveyed suppliers providing production materials, components and finished goods to the Company that may contain the identified Conflict Minerals using the Responsible Minerals Initiative/Conflict Minerals Reporting Template; and
•Reviewed survey responses received from suppliers, assessed those responses, and followed up on the information gathered.
Step 3: Design and implement a strategy to respond to identified risks
•Communicated with suppliers as needed to gather further information needed to clarify risks identified in the survey responses;
•Followed up with our direct suppliers who did not respond to the survey or who provided incomplete information;

•Compared the smelters and refiners identified by direct suppliers via the supply-chain survey against the list of smelter facilities which have received a “conflict free” designation on the Responsible Minerals Assurance Process’ program's list by participating in an independent third party smelter audit; and
•Shared the Company’s Conflict Minerals policy with suppliers.
Step 4: Carry out independent third-party audit of smelter/ refiner due diligence practices
Because the Company is far down-stream from the smelters and refiners that may provide conflict minerals, we do not conduct audits or assessments of any smelters or refiners. We rely on cross-industry initiatives such as those led by EICC, responsible Minerals initiative and GeSI, including the Responsible Minerals Assurance Process.
Step 5: Report annually on supply chain due diligence
The Company files a Form SD and a Conflict Minerals Report with the SEC as required and maintains a copy of both on its website under Investor Relations-Public Filings.
As part of our due diligence efforts, we surveyed our direct suppliers who potentially contribute necessary Conflict Minerals for the Covered Products. Of those surveyed, 98% of our direct suppliers responded to the survey, representing 99% of total procurement activity (dollar spend) of those suppliers.
Our efforts to determine the mines or location of origin with the greatest possible specificity included the use of the due diligence measures described above. Annex 1 lists the smelters and refiners that the suppliers who responded to our survey reported as being in their supply chains. Only known smelters (those listed in the Conflict Minerals Reporting Template) are included in Annex 1.
Because we did not receive sufficient information from suppliers and other sources during our due diligence process, we were unable to identify all of the facilities used to process those necessary Conflict Minerals or their country of origin.
To the extent we continue to be subject to the requirements of the Rule, we expect to take the following steps, among others, to improve our due diligence measures:
•Continue to include provision in terms and conditions with suppliers requiring them to comply with the Rule and with our survey and compliance efforts; and
•Continue to engage with suppliers to obtain current, accurate and complete information about the supply chain.
Forward Looking Statements
This Conflict Minerals Report contains forward-looking statements, which are based on our current expectations and involve numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate. Forward-looking statements include, among other things, statements regarding steps we expect to take to improve our due diligence process if we continue to be subject to the requirements of the Rule. All forward-looking statements involve risk and uncertainty. Risks that may cause these forward-looking statements to be inaccurate include: failure to carry out these plans in a timely manner or at all; lack of cooperation or progress by our suppliers, their respective suppliers and smelters; or lack of progress by smelter or refiner validation programs for Conflict Minerals (including the possibility of inaccurate information, fraud and other irregularities).

ANNEX I

SMELTERS AND REFINERS REPORTED IN THE COMPANY'S SUPPLY CHAIN AS OF DECEMBER 31, 2020

Metal	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification
Gold	8853 S.p.A.	ITALY	CID002763
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	CID002708
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA	CID000015
Gold	African Gold Refinery	UGANDA	CID003185
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	CID000019
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	CID002560
Gold	Al Ghaith Gold	UNITED ARAB EMIRATES	CID002899
Gold	Alexy Metals	UNITED STATES OF AMERICA	CID003500
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	CID000035
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	CID000041
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL	CID000058
Gold	Argor-Heraeus S.A.	SWITZERLAND	CID000077
Gold	ARY Aurum Plus	UNITED ARAB EMIRATES	CID002596
Gold	Asahi Pretec Corp.	JAPAN	CID000082
Gold	Asahi Refining Canada Ltd.	CANADA	CID000924
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	CID000920
Gold	Asaka Riken Co., Ltd.	JAPAN	CID000090
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	CID000103
Gold	AU Traders and Refiners	SOUTH AFRICA	CID002850
Gold	Augmont Enterprises Private Limited	INDIA	CID003461
Gold	Aurubis AG	GERMANY	CID000113
Gold	Bangalore Refinery	INDIA	CID002863
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128
Gold	Boliden AB	SWEDEN	CID000157
Gold	C. Hafner GmbH + Co. KG	GERMANY	CID000176
Gold	C.I Metales Procesados Industriales SAS	COLOMBIA	CID003421
Gold	Caridad	MEXICO	CID000180
Gold	CCR Refinery - Glencore Canada Corporation	CANADA	CID000185
Gold	Cendres + Metaux S.A.	SWITZERLAND	CID000189
Gold	CGR Metalloys Pvt Ltd.	INDIA	CID003382
Gold	Chimet S.p.A.	ITALY	CID000233
Gold	Chugai Mining	JAPAN	CID000264
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF	CID000328
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	CID000343
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY	CID002867
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES	CID003348

Metal	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification
Gold	DODUCO Contacts and Refining GmbH	GERMANY	CID000362
Gold	Dowa	JAPAN	CID000401
Gold	DS PRETECH Co., Ltd.	KOREA, REPUBLIC OF	CID003195
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	CID000359
Gold	Eco-System Recycling Co., Ltd. East Plant	JAPAN	CID000425
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN	CID003424
Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN	CID003425
Gold	Elemetal Refining, LLC	UNITED STATES OF AMERICA	CID001322
Gold	Emerald Jewel Industry India Limited (Unit 1)	INDIA	CID003487
Gold	Emerald Jewel Industry India Limited (Unit 2)	INDIA	CID003488
Gold	Emerald Jewel Industry India Limited (Unit 3)	INDIA	CID003489
Gold	Emerald Jewel Industry India Limited (Unit 4)	INDIA	CID003490
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	CID002561
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	CID002515
Gold	Fujairah Gold FZC	UNITED ARAB EMIRATES	CID002584
Gold	GCC Gujrat Gold Centre Pvt. Ltd.	INDIA	CID002852
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA	CID002459
Gold	Gold Coast Refinery	GHANA	CID003186
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA	CID002243
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	CID001909
Gold	Guangdong Hua Jian Trade Co., Ltd.	CHINA	CID000605
Gold	Guangdong Jinding Gold Limited	CHINA	CID002312
Gold	GUANGDONG JINXIAN GAOXIN CAI LIAO GONG SI	CHINA	CID000611
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	CID000651
Gold	Hang Seng Technology	CHINA	CID000670
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	CID000671
Gold	Heimerle + Meule GmbH	GERMANY	CID000694
Gold	Henan Yuguang Gold & Lead Co., Ltd.	CHINA	CID002519
Gold	Heraeus Metals Hong Kong Ltd.	CHINA	CID000707
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY	CID000711
Gold	Hetai Gold Mineral Guangdong Co., Ltd.	CHINA	CID000718
Gold	Hop Hing electroplating factory Zhejiang	CHINA	CID002739
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000767
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA	CID000773
Gold	Hung Cheong Metal Manufacturing Limited	CHINA	CID002904
Gold	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF	CID000778
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	CID000801
Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES	CID002562
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	CID000807
Gold	Istanbul Gold Refinery	TURKEY	CID000814

Metal	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification
Gold	Italpreziosi	ITALY	CID002765
Gold	JALAN & Company	INDIA	CID002893
Gold	Japan Mint	JAPAN	CID000823
Gold	Jiangxi Copper Co., Ltd.	CHINA	CID000855
Gold	Jin Jinyin Refining Co., Ltd.	CHINA	CID000884
Gold	Jinlong Copper Co., Ltd.	CHINA	CID000909
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	CID000927
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	CID000929
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937
Gold	K.A. Rasmussen	NORWAY	CID003497
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	CID002563
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	CID000956
Gold	Kazzinc	KAZAKHSTAN	CID000957
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	CID000969
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND	CID002511
Gold	Kojima Chemicals Co., Ltd.	JAPAN	CID000981
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF	CID002605
Gold	Kosak Seiren	JAPAN	CID000991
Gold	Kundan Care Products Ltd.	INDIA	CID003463
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	CID001029
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION	CID002865
Gold	L'azurde Company For Jewelry	SAUDI ARABIA	CID001032
Gold	Lingbao Gold Co., Ltd.	CHINA	CID001056
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	CID001058
Gold	L'Orfebre S.A.	ANDORRA	CID002762
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	CID001078
Gold	LT Metal Ltd.	KOREA, REPUBLIC OF	CID000689
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	CID001093
Gold	Marsam Metals	BRAZIL	CID002606
Gold	Materion	UNITED STATES OF AMERICA	CID001113
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	CID001119
Gold	MD Overseas	INDIA	CID003548
Gold	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA	CID003575
Gold	Metallix Refining Inc.	UNITED STATES OF AMERICA	CID003557
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	CID001149
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	CID001152
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	CID001147
Gold	Metalor Technologies S.A.	SWITZERLAND	CID001153
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	CID001157

Metal	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	CID001161
Gold	Mitsubishi Materials Corporation	JAPAN	CID001188
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	CID002509
Gold	Modeltech Sdn Bhd	MALAYSIA	CID002857
Gold	Morris and Watson	NEW ZEALAND	CID002282
Gold	Morris and Watson Gold Coast	AUSTRALIA	CID002866
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	CID001204
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	CID001220
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236
Gold	NH Recytech Company	KOREA, REPUBLIC OF	CID003189
Gold	Nihon Material Co., Ltd.	JAPAN	CID001259
Gold	Nihon Material Corporation	JAPAN	CID002285
Gold	Nihon Superior Co., Ltd.	JAPAN	CID001252
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	CID002779
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	CID001325
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	CID001326
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	CID000493
Gold	PAMP S.A.	SWITZERLAND	CID001352
Gold	Pease & Curren	UNITED STATES OF AMERICA	CID002872
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	CID001362
Gold	Planta Recuperadora de Metales SpA	CHILE	CID002919
Gold	Precious Metals Sales Corp.	UNITED STATES OF AMERICA	CID002581
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	CID001386
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397
Gold	PX Precinox S.A.	SWITZERLAND	CID001498
Gold	QG Refining, LLC	UNITED STATES OF AMERICA	CID003324
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	CID001512
Gold	Realized the Enterprise Co., Ltd.	CHINA	CID001515
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA	CID000522
Gold	REMONDIS PMR B.V.	NETHERLANDS	CID002582
Gold	Republic Metals Corporation	UNITED STATES OF AMERICA	CID002510
Gold	Rio Tinto Group	UNITED STATES OF AMERICA	CID002914
Gold	Royal Canadian Mint	CANADA	CID001534
Gold	SAAMP	FRANCE	CID002761
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA	CID001546

Metal	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification
Gold	Safimet S.p.A	ITALY	CID002973
Gold	SAFINA A.S.	CZECHIA	CID002290
Gold	Sai Refinery	INDIA	CID002853
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	CID001555
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF	CID001562
Gold	Sancus ZFS (L’Orfebre, SA)	COLOMBIA	CID003529
Gold	SAXONIA Edelmetalle GmbH	GERMANY	CID002777
Gold	Schone Edelmetaal B.V.	NETHERLANDS	CID001573
Gold	Sellem Industries Ltd.	MAURITANIA	CID003540
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN	CID001585
Gold	Shan Dong Huangjin	CHINA	CID001604
Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	CHINA	CID001605
Gold	Shandon Jin Jinyin Refining Limited	CHINA	CID001607
Gold	Shandong Hengbang Smelter Co., Ltd.	CHINA	CID001612
Gold	Shandong Humon Smelting Co., Ltd.	CHINA	CID002525
Gold	Shandong penglai gold smelter	CHINA	CID001616
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	CID001619
Gold	Shandong Yanggu Xiangguang Co., Ltd.	CHINA	CID002614
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622
Gold	Shenzhen Heng Zhong Industry Co., Ltd.	CHINA	CID001692
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA	CID002527
Gold	Shirpur Gold Refinery Ltd.	INDIA	CID002588
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	CID001736
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID002516
Gold	Sino-Platinum Metals Co Ltd	CHINA	CID001745
Gold	So Accurate Group Inc	UNITED STATES OF AMERICA	CID001754
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	CID001756
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	CID001761
Gold	Sovereign Metals	INDIA	CID003383
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA	CID003153
Gold	Sudan Gold Refinery	SUDAN	CID002567
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF	CID002918
Gold	Suntain Co, Ltd	TAIWAN, PROVINCE OF CHINA	CID001808
Gold	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID001810
Gold	SuZhou ShenChuang recycling Ltd.	CHINA	CID002743
Gold	T.C.A S.p.A	ITALY	CID002580

Metal	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification
Gold	TAIWAN TOTAI CO., LTD.	TAIWAN, PROVINCE OF CHINA	CID001857
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	CID001916
Gold	Tokuriki Honten Co., Ltd.	JAPAN	CID001938
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	CID001947
Gold	Tony Goetz NV	BELGIUM	CID002587
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN	CID002615
Gold	Torecom	KOREA, REPUBLIC OF	CID001955
Gold	Tsai Brother industries	TAIWAN, PROVINCE OF CHINA	CID002745
Gold	Umicore Brasil Ltda.	BRAZIL	CID001977
Gold	Umicore Precious Metals Thailand	THAILAND	CID002314
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	CID001980
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	CID001993
Gold	Universal Precious Metals Refining Zambia	ZAMBIA	CID002854
Gold	Valcambi S.A.	SWITZERLAND	CID002003
Gold	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	CHINA	CID002009
Gold	WANG TING	CHINA	CID002023
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	CID002030
Gold	WIELAND Edelmetalle GmbH	GERMANY	CID002778
Gold	Wuzhong Group	CHINA	CID002063
Gold	Xiamen JInbo Metal Co., Ltd.	CHINA	CID002076
Gold	Yamakin Co., Ltd.	JAPAN	CID002100
Gold	Yamato Denki Ind. Co., Ltd.	JAPAN	CID002102
Gold	Yokohama Metal Co., Ltd.	JAPAN	CID002129
Gold	Yunnan Copper Industry Co., Ltd.	CHINA	CID000197
Gold	Yunnan Gold Mining Group Co., Ltd. (YGMG)	CHINA	CID002491
Gold	Zhaojun Maifu	CHINA	CID002201
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA	CID002205
Gold	Zhongkuang Gold Industry Co., Ltd.	CHINA	CID002214
Gold	Zhongshan Hyper-Toxic Substance Monopolized Co., Ltd.	CHINA	CID002219
Gold	Zhongshan Poison Material Proprietary Co., Ltd.	CHINA	CID002221
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224
Gold	Zhuhai toxic materials Monopoly Ltd.	CHINA	CID002231
Gold	Zhuzhou Smelting Group Co., Ltd	CHINA	CID002529
Tantalum	Anhui Herrman Impex Co.	CHINA	CID000059
Tantalum	Asaka Riken Co., Ltd.	JAPAN	CID000092
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	CID000211
Tantalum	CP Metals Inc.	UNITED STATES OF AMERICA	CID003402
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA	CID002504

Metal	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification
Tantalum	Dongguan City Xida Soldering Tin Products Co.	CHINA	CID000410
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA	CID000456
Tantalum	F&X Electro-Materials Ltd.	CHINA	CID000460
Tantalum	FIR Metals & Resource Ltd.	CHINA	CID002505
Tantalum	Global Advanced Metals Aizu	JAPAN	CID002558
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	CID002557
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA	CID000291
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	CID000616
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd, Kaili Branch	CHINA	CID002501
Tantalum	H.C. Starck Co., Ltd.	THAILAND	CID002544
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY	CID002547
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA	CID002548
Tantalum	H.C. Starck Ltd.	JAPAN	CID002549
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY	CID002550
Tantalum	H.C. Starck Tantalum and Niobium GmbH	GERMANY	CID002545
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	CID002492
Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES OF AMERICA	CID000731
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	CID002512
Tantalum	Jiangxi Tuohong New Raw Material	CHINA	CID002842
Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA	CID003191
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	CID000914
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	CID000917
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	CID002506
Tantalum	KEMET Blue Metals	MEXICO	CID002539
Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA	CID002568
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA	CID000973
Tantalum	LSM Brasil S.A.	BRAZIL	CID001076
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	CID001163
Tantalum	Mineracao Taboca S.A.	BRAZIL	CID001175
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001192
Tantalum	Nantong Tongjie Electrical Co., Ltd.	CHINA	CID002386
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CID001277
Tantalum	NPM Silmet AS	ESTONIA	CID001200
Tantalum	PM Kalco Inc	UNITED STATES OF AMERICA	CID003396
Tantalum	PRG Dooel	NORTH MACEDONIA	CID002847
Tantalum	QuantumClean	UNITED STATES OF AMERICA	CID001508
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL	CID002707
Tantalum	Shanghai Jiangxi Metals Co., Ltd.	CHINA	CID001634

Metal	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification
Tantalum	Shenzhen Hong Chang Metal Manufacturing Factory	CHINA	CID001694
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	CID001769
Tantalum	Taki Chemical Co., Ltd.	JAPAN	CID001869
Tantalum	Telex Metals	UNITED STATES OF AMERICA	CID001891
Tantalum	Tranzact, Inc.	UNITED STATES OF AMERICA	CID002571
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	CID001969
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	CID002508
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	CID001522
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA	CID002307
Tin	Alpha	UNITED STATES OF AMERICA	CID000292
Tin	An Thai Minerals Co., Ltd.	VIETNAM	CID002825
Tin	An Vinh Joint Stock Mineral Processing Company	VIETNAM	CID002703
Tin	Arco Alloys	UNITED STATES OF AMERICA	CID002809
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	CID000228
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	CID003190
Tin	China Tin Group Co., Ltd.	CHINA	CID001070
Tin	Chofu Works	JAPAN	CID002786
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000278
Tin	Cooperativa Metalurgica de Rondonia Ltda.	BRAZIL	CID000295
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL	CID003486
Tin	CRM Synergies	SPAIN	CID003524
Tin	CV Ayi Jaya	INDONESIA	CID002570
Tin	CV Dua Sekawan	INDONESIA	CID002592
Tin	CV Gita Pesona	INDONESIA	CID000306
Tin	CV Justindo	INDONESIA	CID000307
Tin	CV United Smelting	INDONESIA	CID000315
Tin	CV Venus Inti Perkasa	INDONESIA	CID002455
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA	CID003356
Tin	Dongguan City Xida Soldering Tin Products Co.	CHINA	CID000376
Tin	Dowa	JAPAN	CID000402
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIETNAM	CID002572
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	CID000438
Tin	Estanho de Rondonia S.A.	BRAZIL	CID000448
Tin	Fenix Metals	POLAND	CID000468
Tin	Fuji Metal Mining Corp.	JAPAN	CID000498
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA	CID003410
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA	CID002848

Metal	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification
Tin	Gejiu Jinye Mineral Company	CHINA	CID002859
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	CID000942
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	CID000538
Tin	Gejiu Yunxi Group Corp.	CHINA	CID000553
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	CID001908
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	CID000555
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	CID003116
Tin	GUANGXI HUA TIN GOLD MINUTE FEE, LTD.	CHINA	CID002274
Tin	Guangxi Nonferrous Metals Group	CHINA	CID000626
Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd.	CHINA	CID000628
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA	CID002849
Tin	Hezhou Jinwei Tin Co., Ltd.	CHINA	CID000720
Tin	Hongqiao Metals (Kunshan) Co., Ltd.	CHINA	CID002635
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	CID002844
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA	CID000760
Tin	Hulterworth Smelter	CHINA	CID002365
Tin	Jiang Jia Wang Technology Co.	CHINA	CID000840
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	CID000244
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA	CID001231
Tin	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002819
Tin	Ju Tai Industrial Co., Ltd.	CHINA	CID000934
Tin	LIAN JING	CHINA	CID002281
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA	CID001063
Tin	Luna Smelter, Ltd.	RWANDA	CID003387
Tin	M/s ECO Tropical Resources	SINGAPORE	CID002382
Tin	Ma An Shan Shu Guang Smelter Corp.	CHINA	CID001098
Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA	CID003379
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	CID002468
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105
Tin	Materials Eco-Refining Co., Ltd.	JAPAN	CID001112
Tin	Melt Metais e Ligas S.A.	BRAZIL	CID002500
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA	CID001136
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA	CID001142
Tin	Metallo Belgium N.V.	BELGIUM	CID002773
Tin	Metallo Chimique	BELGIUM	CID001143
Tin	Metallo Spain S.L.U.	SPAIN	CID002774
Tin	Minchali Metal Industry Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID001172
Tin	Mineracao Taboca S.A.	BRAZIL	CID001173
Tin	Ming Li Jia smelt Metal Factory	CHINA	CID001177
Tin	Minsur	PERU	CID001182
Tin	Mitsubishi Materials Corporation	JAPAN	CID001191

Metal	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification
Tin	Modeltech Sdn Bhd	MALAYSIA	CID002858
Tin	Ney Metals and Alloys	INDONESIA	CID001246
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIETNAM	CID002573
Tin	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION	CID001305
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	CID001314
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	CID002517
Tin	Old City Metals Processing Co., Ltd.	CHINA	CID001332
Tin	OMODEO A. E S. METALLEGHE SRL	ITALY	CID003395
Tin	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)	CID001337
Tin	Pan Light Corporation	TAIWAN, PROVINCE OF CHINA	CID001356
Tin	Pongpipat Company Limited	MYANMAR	CID003208
Tin	Precious Minerals and Smelting Limited	INDIA	CID003409
Tin	PT Alam Lestari Kencana	INDONESIA	CID001393
Tin	PT Aries Kencana Sejahtera	INDONESIA	CID000309
Tin	PT Artha Cipta Langgeng	INDONESIA	CID001399
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	CID002503
Tin	PT Babel Inti Perkasa	INDONESIA	CID001402
Tin	PT Babel Surya Alam Lestari	INDONESIA	CID001406
Tin	PT Bangka Prima Tin	INDONESIA	CID002776
Tin	PT Bangka Putra Karya	INDONESIA	CID001412
Tin	PT Bangka Serumpun	INDONESIA	CID003205
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA	CID001416
Tin	PT Bangka Tin Industry	INDONESIA	CID001419
Tin	PT Belitung Industri Sejahtera	INDONESIA	CID001421
Tin	PT BilliTin Makmur Lestari	INDONESIA	CID001424
Tin	PT Bukit Timah	INDONESIA	CID001428
Tin	PT Cipta Persada Mulia	INDONESIA	CID002696
Tin	PT DS Jaya Abadi	INDONESIA	CID001434
Tin	PT Eunindo Usaha Mandiri	INDONESIA	CID001438
Tin	PT Fang Di MulTindo	INDONESIA	CID001442
Tin	PT Inti Stania Prima	INDONESIA	CID002530
Tin	PT Karimun Mining	INDONESIA	CID001448
Tin	PT Kijang Jaya Mandiri	INDONESIA	CID002829
Tin	PT Lautan Harmonis Sejahtera	INDONESIA	CID002870
Tin	PT Menara Cipta Mulia	INDONESIA	CID002835
Tin	PT Mitra Stania Prima	INDONESIA	CID001453
Tin	PT Mitra Sukses Globalindo	INDONESIA	CID003449
Tin	PT NATARI	INDONESIA	CID001456
Tin	PT O.M. Indonesia	INDONESIA	CID002757
Tin	PT Panca Mega Persada	INDONESIA	CID001457
Tin	PT Premium Tin Indonesia	INDONESIA	CID000313

Metal	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification
Tin	PT Premium Tin Indonesia	INDONESIA	CID001313
Tin	PT Prima Timah Utama	INDONESIA	CID001458
Tin	PT Rajawali Rimba Perkasa	INDONESIA	CID003381
Tin	PT Rajehan Ariq	INDONESIA	CID002593
Tin	PT Refined Bangka Tin	INDONESIA	CID001460
Tin	PT Sariwiguna Binasentosa	INDONESIA	CID001463
Tin	PT Stanindo Inti Perkasa	INDONESIA	CID001468
Tin	PT Sukses Inti Makmur	INDONESIA	CID002816
Tin	PT Sumber Jaya Indah	INDONESIA	CID001471
Tin	PT Timah Nusantara	INDONESIA	CID001486
Tin	PT Timah Tbk Kundur	INDONESIA	CID001477
Tin	PT Timah Tbk Mentok	INDONESIA	CID001482
Tin	PT Tinindo Inter Nusa	INDONESIA	CID001490
Tin	PT Tirus Putra Mandiri	INDONESIA	CID002478
Tin	PT Tommy Utama	INDONESIA	CID001493
Tin	PT Wahana Perkit Jaya	INDONESIA	CID002479
Tin	Resind Industria e Comercio Ltda.	BRAZIL	CID002706
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA	CID001539
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	CHINA	CID001606
Tin	Sichuan Guanghan Jiangnan casting smelters	CHINA	CID001731
Tin	Sigma Tin Alloy Co., Ltd.	CHINA	CID002408
Tin	Soft Metais Ltda.	BRAZIL	CID001758
Tin	Solder Court Ltd.	CHINA	CID002436
Tin	Spectro Alloys Corp.	UNITED STATES OF AMERICA	CID002411
Tin	Super Ligas	BRAZIL	CID002756
Tin	Suzhou Nuonengda Chemical Co., Ltd.	CHINA	CID001822
Tin	Taicang City Nancang Metal Material Co., Ltd.	CHINA	CID001845
Tin	Taiwan high-tech Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID001851
Tin	Taiwan Huanliang	TAIWAN, PROVINCE OF CHINA	CID001852
Tin	Taiwan's lofty Enterprises Ltd.	TAIWAN, PROVINCE OF CHINA	CID001859
Tin	TAP	UNITED STATES OF AMERICA	CID001882
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	VIETNAM	CID002834
Tin	Thailand Mine Factory	THAILAND	CID001897
Tin	Thaisarco	THAILAND	CID001898
Tin	Three green surface technology limited company	CHINA	CID001920
Tin	Tianshui Ling Bo Technology Co., Ltd.	CHINA	CID001929
Tin	TIN PLATING GEJIU	CHINA	CID001932

Metal	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA	CID003325
Tin	TONG LONG	CHINA	CID001943
Tin	Top-Team Technology (Shenzhen) Ltd.	CHINA	CID001954
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIETNAM	CID002574
Tin	Untracore Co., Ltd.	THAILAND	CID001998
Tin	VQB Mineral and Trading Group JSC	VIETNAM	CID002015
Tin	WELLEY	TAIWAN, PROVINCE OF CHINA	CID002027
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL	CID002036
Tin	WUJIANG CITY LUXE TIN FACTORY	CHINA	CID002057
Tin	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	CHINA	CID002428
Tin	Xianghualing Tin Industry Co., Ltd.	CHINA	CID002946
Tin	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	CHINA	CID002090
Tin	XURI	CHINA	CID002099
Tin	Yifeng Tin	CHINA	CID002121
Tin	Yiquan Manufacturing	CHINA	CID002123
Tin	Yuecheng Tin Co., Ltd.	CHINA	CID002147
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158
Tin	Yunnan Chengo Electric Smelting Plant	CHINA	CID002162
Tin	Yunnan Copper Zinc Industry Co., Ltd.	CHINA	CID002164
Tin	Yunnan Geiju Smelting Corp.	CHINA	CID002166
Tin	Yunnan Industrial Co., Ltd.	CHINA	CID002173
Tin	Yunnan Malipo Baiyi Kuangye Co.	CHINA	CID002309
Tin	Yunnan Tin Company Limited	CHINA	CID002180
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA	CID003397
Tin	Zhongshan Jinye Smelting Co.,Ltd	CHINA	CID002220
Tungsten	A.L.M.T. Corp.	JAPAN	CID000004
Tungsten	ACL Metais Eireli	BRAZIL	CID002833
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL	CID003427
Tungsten	Artek LLC	RUSSIAN FEDERATION	CID003553
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIETNAM	CID002502
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	CID002513
Tungsten	China Molybdenum Co., Ltd.	CHINA	CID002641
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	CID000258
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000281
Tungsten	CP Metals Inc.	UNITED STATES OF AMERICA	CID003448
Tungsten	Cronimet Brasil Ltda	BRAZIL	CID003468
Tungsten	DAIDO STEEL	JAPAN	CID002349
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	CHINA	CID003401
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA	CID000499

Metal	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification
Tungsten	Ganzhou Beseem Ferrotungsten Co., Ltd.	CHINA	CID002644
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA	CID002645
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	CID000875
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	CID002315
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA	CID002536
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA	CID002536
Tungsten	GEM Co., Ltd.	CHINA	CID003417
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA	CID000568
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	CID000218
Tungsten	H.C. Starck Smelting GmbH & Co. KG	GERMANY	CID002542
Tungsten	H.C. Starck Tungsten GmbH	GERMANY	CID002541
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000766
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	CID002579
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	CID000769
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	CHINA	CID003182
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	CID002649
Tungsten	Japan New Metals Co., Ltd.	JAPAN	CID000825
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	CID002551
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	CID002321
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	CID002313
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	CID002318
Tungsten	Jiangxi Xianglu Tungsten Co., Ltd.	CHINA	CID002647
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	CID002317
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	China	CID002535
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002316
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION	CID003408
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA	CID000966
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA	CID000105
Tungsten	KGETS Co., Ltd.	KOREA, REPUBLIC OF	CID003388
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID003407
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	CID002319
Tungsten	Masan Tungsten Chemical LLC (MTC)	VIETNAM	CID002543
Tungsten	Mehra Ferro-Alloys Pvt. Ltd.	India	CID002652
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION	CID002845
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA	CID002589
Tungsten	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION	CID003416
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	CID002827

Metal	Smelter or Refiner Name	Country Location of Smelter or Refiner	Smelter Identification
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA	CID002815
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIETNAM	CID001889
Tungsten	Toshiba Material Co., Ltd.	JAPAN	CID002423
Tungsten	Tungsten Diversified Industries LLC	UNITED STATES OF AMERICA	CID002659
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION	CID002724
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIETNAM	CID002011
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA	CID002044
Tungsten	WOLFRAM Company CJSC	RUSSIAN FEDERATION	CID002047
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF	CID002843
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	CID002082
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	CID002830
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	CID002095
Tungsten	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd.	CHINA	CID002195